                                                                    Exhibit 99.3



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Heritage Property Investment Trust, Inc. (the "Company") for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David G. Gaw, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                                       Heritage Property Investment Trust, Inc.



                                       By: /S/  DAVID G. GAW
                                          --------------------------------------
                                          David G. Gaw
                                          Senior Vice President, Chief Financial
                                            Officer and Treasurer